UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Macy’s, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MACY’S, INC. 151 WEST 34th STREET NEW YORK, NY 10001 MACY’S, INC. You invested in MACY’S, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 16, 2025. Vote Virtually at the Meeting* May 16, 2025 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/M2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V64727-P26596-Z89424 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 Annual Meeting Vote by May 15, 2025 11:59 PM ET. For shares held in a Plan, vote by May 13, 2025 11:59 PM ET.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of directors	
1a.	Emilie Arel	For
1b.	Torrence N. Boone	For
1c.	Marie Chandoha	For
1d.	Robert B. Chavez	For
1e.	Naveen K. Chopra	For
1f.	Richard Clark	For
1g.	Deirdre P. Connelly	For
1h.	Jill Granoff	For
1i.	Richard L. Markee	For
1j.	Douglas W. Sesler	For
1k.	Tony Spring	For
1l.	Paul C. Varga	For
1m.	Tracey Zhen	For
2.	Ratification of the appointment of independent registered public accounting firm.	For
3.	Advisory vote to approve named executive officer compensation.	For

NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V64728-P26596-Z89424